Nuveen Exchange-Traded Funds

Providing tax-free income to help you live your dreams.

NUVEEN SELECT MATURITIES MUNICIPAL FUND
SEMIANNUAL REPORT/NOVEMBER 30, 1995
Photographic image of man seated at breakfast table with wife standing behind him.

CONTENTS

3    Dear shareholder
5    Answering your questions
9    Fund performance
10   Commonly used terms
12   Shareholder meeting report
13   Portfolio of investments
18   Statement of net assets
19   Statement of operations
20   Statement of changes in net assets
21   Notes to financial statements
26   Financial highlights

Dear shareholder
"Over time, municipal bonds have proven to be a valuable and dependable component of successful investment programs."
Photographic image of Richard J. Franke, Chairman of the Board

Since the beginning of 1995, we have enjoyed a rebound in the bond markets--a welcome change from 1994, which was one of the most volatile periods in bond market history. In fact, 1995 has unfolded as one of the best years for bonds in a decade. The juxtaposition of these two contrasting periods serves as a reminder that weathering the ups and downs of the markets is a normal part of the investment process. We can gain a better perspective on this process if we remember one of the basic principles of investing: A financial plan that focuses on your long-term goals can minimize the impact of any short-term market volatility.
  Municipal bond funds continue to be an attractive way to invest for the long term. Your fund offers steady tax-free income and diversification across market sectors. Throughout the past year, we have kept our sights focused on successfully meeting these objectives: seeking to provide you with a solid source of current income and enhanced share price relative to the market as a whole.
  As of November 30, 1995, the current annual yield on share price for the Select Maturities Fund was 5.51%. To match this yield, an investor in the 36% federal income tax bracket would have had to earn at least 8.61% on taxable alternatives. Without question, taxable yields at this level on investments of comparable quality are difficult to achieve in today's markets.
  Reflecting the rebound in the bond market, the Select Maturities Fund reported a gain in net asset value over November 30, 1994, as well as a substantial increase in share price. The 12-month total return on net asset value, reflecting gains plus reinvested dividend income, was 17.08%, which translates to 20.54% on a tax-equivalent basis. These performance results remind us of the important role that municipal bonds--and the tax-free income they provide--can play as part of an investment strategy focused on diversification and long-term performance.
  The value and dependability of your municipal bond investments are enhanced by the fact that you have chosen tax-free exchange-traded funds managed by Nuveen. We offer a combination of professional management, award-winning research, and shareholder service that distinguishes Nuveen as a fund manager.
  Our portfolio management strategy, which we call value investing, relies on a disciplined approach to security selection and portfolio construction designed to deliver above-market performance by emphasizing securities that are underpriced or undervalued by the market. This approach is supported by the strength of Nuveen Research, which provides the insights and experience to assist portfolio managers in identifying and selecting bonds with strong credit quality. Our research professionals continually monitor our holdings in order to alert portfolio managers concerning changes that may affect quality.

  Nuveen also prides itself on its exceptional service to shareholders. Through annual and semiannual reports, regular statements, as well as our toll-free information lines, our communication programs help us stay in touch with your needs and concerns. We also provide support to financial advisers across the nation by supplying them with the information they need to answer your questions and to recommend products to meet your needs.
  As you review the following pages detailing the solid performance of your funds, we trust you will come away with the feeling that these results, coupled with Nuveen's continued pledge of premium service, add up to a rewarding investment experience. We look forward to serving your tax-free investment needs in the future.

Sincerely,



Richard J. Franke
Chairman of the Board
January 16, 1996

Answering your questions
Tom Spalding, head of Nuveen's portfolio management team, offers insights into the bond market recovery and the outlook for 1996.

How has the recovery of the municipal bond market affected Nuveen funds?
In short, the market recovery has helped most Nuveen funds regain some of the share price they lost during 1994's market. To put this in perspective, the setback in the bond market in 1994--which goes on record as one of the most volatile periods in decades--was the first downturn experienced by many Nuveen exchange-traded fund investors, and some reacted by selling their shares. This, in turn, drove share prices down even further. Since the beginning of the recovery in early 1995, however, municipal bond prices have increased, and most Nuveen funds have seen their prices rise 12% to 15%.

Why does the fund continue to trade at a discount despite the recovery?
To understand why this is happening, it may be helpful to remember that each share has two prices: the net asset value (NAV), which represents the underlying value of the fund, and the share price, which reflects the market's assessment of the fund.
  As the market turned around in 1995, net asset values appreciated more quickly than share prices. This is typical of a market that sometimes takes time to recognize underlying value balanced against the various factors that affect share price, such as interest rates, inflation forecasts, the relative strength of the stock market, and the legislative and tax outlooks.
  Investors in the Select Maturities Fund should be aware that the net asset value for this fund remains quite strong, as shown in the pages of this report. For long-term investors, in fact, the current period may present a buying opportunity, as shares can be purchased at prices lower than their underlying value--and at a time when the bond market is strong.

Photographic image of Tom Spaulding
Tom Spalding, head of Nuveen's portfolio management team, answers investors' questions on developments in the municipal market.
What does Nuveen see as the impact of the flat tax proposals?
We have been closely monitoring the various flat tax proposals currently being debated in Congress and their implications for tax-free funds. Four major tax reform proposals are currently under discussion, all with the common goal of simplifying the federal tax code and increasing incentives for saving and investment. It is important to note that none of the proposals has gained a strong consensus and that implementation of any measure that manages to pass both houses is at least two years away. We believe that some action on the tax reform front is likely, as federal tax laws are constantly being reevaluated and revised, although changes of the magnitude outlined in these proposals are rare.
  As we look at the bond market today, we can see some evidence that the market is already compensating investors for the uncertainty of the tax reform situation. Yields on municipal bonds are currently at levels equal to 90% or more of long-term Treasury bond yields, an historically high position; the typical yield ratio is 80-85%. Current municipal yields are comparable to taxable yields in the 10% range, providing good value that is difficult to match.
  Once the tax reform issue is resolved, we're confident that municipal bonds--because of their high credit quality and attractive yields--will continue to hold a strategic place in the prudent investor's portfolio. The importance of municipal bonds is enhanced by the integral role they play in maintaining our way of life in this country. Our cities, counties, and states will always have a need for financing to build and upgrade projects such as roads, hospitals, and water treatment systems, and municipal bonds will continue to be an essential way to match America's long-term needs for capital improvements with investors' long-term needs for secure income.

What is Nuveen's outlook as we head into 1996?
Inflation remains low, and the economy seems to be expanding at a reasonable pace. While both of these factors can change and have an impact on the bond market, the current environment is favorable for bonds. Although the supply of municipal bonds is down from past years, demand from institutional investors such as insurance companies was strong in 1995, contributing to the rebound in municipal prices. If we experience continued slow and steady economic growth, combined with low inflation and stable interest rates, that should attract greater numbers of individual investors as well.

What does Nuveen mean by "value investing"? Where are Nuveen analysts finding value today?
At Nuveen, we define value investing as a disciplined approach to security selection and portfolio construction designed to deliver above-market performance by emphasizing securities that offer good intrinsic value but that are underpriced or undervalued by the market. Our value investing approach concentrates on identifying individual bonds with current yields, prices, credit quality, and future prospects that are exceptionally attractive in relation to other bonds in the market.
  As we search for value in the market today, our analysts continue to assess investment potential across the entire spectrum of geographical and sector opportunities. During 1995, we saw many credit upgrades on portfolio holdings, meaning that our judgments about credit quality have been rewarded. We currently favor revenue bonds that offer a dedicated revenue stream (such as those issued for tollways or recycling plants) over general obligation bonds, which rely on the taxing power of a state or municipality. One example of revenue bonds that have performed exceptionally well for us recently are those issued for the Denver International Airport.

NUVEEN SELECT MATURITIES MUNICIPAL FUND
NIM

In keeping with the Fund's objective of providing dependable tax-free income, shareholders enjoyed 12 months of stable dividends. In addition, shareholders received a capital gains distribution in December 1994.

12 MONTH DIVIDEND HISTORY
Date      Monthly Dividends      Supplemental Dividends      Capital Gains
12/94     $0.0540                                            $0.0222
1/95      $0.0540
2/95      $0.0540
3/95      $0.0540
4/95      $0.0540
5/95      $0.0540
6/95      $0.0540
7/95      $0.0540
8/95      $0.0540
9/95      $0.0540
10/95     $0.0540
11/95     $0.0540
FUND HIGHLIGHTS 11/30/95
Yield                                    5.51%
Taxable-equivalent yield                 8.61%
Annual total return on NAV              17.08%
Taxable-equivalent total return         20.54%
Federal tax rate                        36.00%
Share price                            $11.75
NAV                                    $11.95
The dividend history used in this chart constitutes past performance and does not necessarily predict the future dividends of the Fund.

Commonly used terms

Yield
An exchange-traded fund's annualized monthly dividend on a given date (in the case of this report, November 30, 1995) divided by its closing price per share on that date.

Taxable equivalent yield
The return an investor subject to a given federal income tax rate would need to obtain from a fully taxable investment to equal the fund's stated annualized yield on share price. In this report, this tax rate is assumed to be 36% for shareholders, based on 1995 incomes of $117,950-$256,500 for investors filing singly, $143,600-$256,500 for those filing jointly.

Net Asset Value (NAV)
The market value of all securities and other assets held by an exchange-traded fund, minus any liabilities. The NAV per share is the fund's net assets, divided by its total number of shares outstanding.

Total return on NAV
The percentage change in a fund's NAV per share for a given period, assuming reinvestment of all dividends and capital gains distributions, if any.

Taxable equivalent total return
The total return an investor subject to a given income tax rate would need to obtain from a fully taxable investment to equal the Fund's stated total return on NAV.

The Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as are deemed advisable. No shares were repurchased during the six months ended November 30, 1995. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

SHAREHOLDER MEETING REPORT
On July 26, 1995, the Nuveen Select Maturities Fund held an Annual Meeting of
Shareholders. At the meeting, shareholders voted to elect directors of the
Fund and to ratify the selection of Ernst & Young, L.L.P. as the auditors for the Fund. The directors elected at the meeting include: Lawrence H. Brown,
Richard J. Franke, Anne E. Impellizzeri, Margaret K. Rosenheim, Peter R.
Sawers, and Timothy R. Schwertfeger.
                                                                          NIM
Approval of the DIRECTORS
was reached as follows:
Lawrence H. Brown
   For                                                                11,324,996
   Abstain                                                                99,301
                                                                      ----------
     Total                                                            11,424,297
                                                                      ==========
Richard J. Franke
   For                                                                11,324,681
   Abstain                                                                99,616
                                                                      ----------
     Total                                                            11,424,297
                                                                      ==========
Anne E. Impellizzeri
   For                                                                11,321,433
   Abstain                                                               102,864
                                                                      ----------
     Total                                                            11,424,297
                                                                      ==========
Margaret K. Rosenheim
   For                                                                11,323,233
   Abstain                                                               101,064
                                                                      ----------
     Total                                                            11,424,297
                                                                      ==========
Peter R. Sawers
   For                                                                11,324,996
   Abstain                                                                99,301
                                                                      ----------
     Total                                                            11,424,297
                                                                      ==========
Timothy R. Schwertfeger
   For                                                                11,323,233
   Abstain                                                               101,064
                                                                      ----------
     Total                                                            11,424,297
                                                                      ==========
Ratification of auditors
was reached as follows:
   For                                                                11,309,207
   Against                                                                34,037
   Abstain                                                                81,053
                                                                      ----------
     Total                                                            11,424,297
                                                                      ==========

PORTFOLIO OF INVESTMENTS
(Unaudited)
NUVEEN SELECT MATURITIES MUNICIPAL FUND (NIM)
      PRINCIPAL                                                                            OPT. CALL                        MARKET
         AMOUNT     DESCRIPTION                                                          PROVISIONS*      RATINGS**          VALUE
                    ARIZONA - 1.8%
   $  2,470,000     Arizona Educational Loan Marketing Corporation,
                         Alternative Minimum Tax, 6.375%, 9/01/05                        9/02 at 101             Aa   $  2,658,757
                    ARKANSAS - 1.1%
      1,500,000     Arkansas Student Loan Authority, Alternative
                         Minimum Tax, 6.750%, 6/01/06                                    6/01 at 102              A      1,608,405
                    COLORADO - 6.5%
      5,500,000     Denver City and County Airport System,
                         Alternative Minimum Tax, 8.750%, 11/15/23                      11/01 at 102            Baa      6,506,445
      1,760,844     El Paso County, Single Family Mortgage (FNMA),
                         8.750%, 6/01/11                                                No Opt. Call            Aaa      1,949,606
      1,000,000     Summit County (Keystone Resorts), 7.750%, 9/01/06                   No Opt. Call             A-      1,150,800
                    DISTRICT OF COLUMBIA - 3.9%
      5,400,000     District of Columbia General Obligation,
                         6.000%, 6/01/07                                                No Opt. Call            Aaa      5,736,798
                    FLORIDA - 4.3%
      2,000,000     Florida State Board of Education, 7.100%, 6/01/07                   No Opt. Call            Aaa      2,170,500
      3,500,000     Hillsborough County Industrial Development
                         Authority, Pollution Control (Tampa Electric),
                         8.000%, 5/01/22                                                 5/02 at 103            Aa2      4,198,390
                    GEORGIA - 8.8%
      1,800,000     Georgia General Obligation, 6.700%, 8/01/09                         No Opt. Call            Aaa      2,101,032
      2,540,000     Georgia Municipal Electric Authority,
                         7.500%, 1/01/07                                                No Opt. Call            Aaa      3,039,262
        945,000     Atlanta Urban Residential Finance Authority
                         (Landrum Arms Project), 6.750%, 7/01/04                        No Opt. Call            N/R        994,546
      5,755,000     Burke County Development Authority, Pollution
                         Control (Oglethorpe Power Corporation),
                         8.000%, 1/01/15                                                 1/03 at 103            Aaa      7,010,281
                    ILLINOIS - 13.4%
      4,700,000     Illinois Development Finance Authority (Child Care
                         Facility), 7.400%, 9/01/04                                      9/02 at 102            N/R      4,965,456
      2,520,000     Illinois Health Facilities Authority (Columbus-
                         Cuneo-Cabrini Medical Center), 7.875%, 2/01/04                  2/96 at 100            N/R      2,624,882
      2,615,000     Illinois Housing Development Authority (Skyline
                         Towers), 6.625%, 11/01/07                                      11/02 at 102              A      2,780,268
      1,300,000     Chicago Board of Education, General Obligation,
                         Lease Certificates, 6.125%, 1/01/07                            No Opt. Call            Aaa      1,429,649
      2,805,000     Chicago Metropolitan Housing Development
                         Corporation, FHA-Insured (Section 8 Projects),
                         5.700%, 1/01/13                                                 7/03 at 100            Aaa      2,816,837
      PRINCIPAL                                                                            OPT. CALL                        MARKET
         AMOUNT     DESCRIPTION                                                          PROVISIONS*      RATINGS**          VALUE
                    ILLINOIS (CONTINUED)
   $  3,000,000     Chicago Tax Increment (Stockyards Industrial
                         Redevelopment), 9.250%, 1/01/12                                No Opt. Call            N/R   $  3,306,780
        800,000     Danville Single Family Mortgage, 7.300%, 11/01/10                   11/03 at 102             A1        841,296
      1,105,000     Rock Island Residential Mortgage, 7.700%, 9/01/08                    9/02 at 102             Aa      1,194,582
                    INDIANA - 5.6%
      1,540,000     Indiana University Parking System, 6.000%, 11/15/06                 No Opt. Call            Aaa      1,672,070
                    Indianapolis Local Public Improvement Bond Bank:
      1,000,000          6.400%, 2/01/05                                                No Opt. Call             A+      1,098,790
      1,000,000          6.600%, 2/01/07                                                No Opt. Call             A+      1,113,800
      2,100,000          6.000%, 7/01/10                                                 7/03 at 102             Aa      2,206,848
      2,000,000     Elkhart County Hospital Authority (Elkhart General
                         Hospital), 7.000%, 7/01/08                                      7/02 at 102             A1      2,178,980
                    LOUISIANA - 1.5%
      2,000,000     Louisiana Public Facilities Authority, Student Loan,
                         Alternative Minimum Tax, 6.750%, 9/01/06                        9/02 at 102             Aa      2,157,300
                    MAINE - 1.4%
      2,000,000     Maine Educational Loan Marketing Corporation,
                         Alternative Minimum Tax, 6.600%, 5/01/05                        5/02 at 101              A      2,115,540
                    MARYLAND - 3.8%
      3,500,000     Maryland General Obligation, 4.600%, 7/15/06                         7/03 at 101            Aaa      3,454,990
      2,000,000     Anne Arundel County, Multi-Family Housing
                         (Woodside Project), Alternative Minimum Tax,
                         7.450%, 12/01/24  (Mandatory put 12/01/03)                     No Opt. Call           BBB+      2,124,780
                    MASSACHUSETTS - 1.2%
      1,760,000     Massachusetts Municipal Wholesale Electric
                         Company, 4.700%, 7/01/06                                       No Opt. Call            Aaa      1,730,414
                    NEBRASKA - 4.1%
                    Nebraska Public Gas Agency:
      1,000,000          5.250%, 4/01/02                                                No Opt. Call           Baa1      1,002,060
      1,250,000          5.300%, 4/01/03                                                No Opt. Call           Baa1      1,249,150
      1,000,000          5.400%, 4/01/04                                                No Opt. Call           Baa1        999,260
      2,400,000     Omaha Airport Authority, 8.375%, 1/01/14                             1/02 at 102              A      2,839,920
                    NEW YORK - 10.8%
      2,000,000     New York Medical Care, FHA-Insured (Hebrew
                         Home), 6.100%, 8/15/15                                          2/06 at 102            AA+      2,073,940
                    New York City General Obligation:
      4,000,000          9.500%, 8/01/02                                             8/01 at 101 1/2           Baa1      4,879,560
      2,000,000          6.750%, 8/15/03                                                No Opt. Call           Baa1      2,168,200
      PRINCIPAL                                                                            OPT. CALL                        MARKET
         AMOUNT     DESCRIPTION                                                          PROVISIONS*      RATINGS**          VALUE
                    NEW YORK (CONTINUED)
   $  4,000,000     New York City Housing Development Corporation,
                         Multi-Family Housing, 5.700%, 11/01/13                          5/03 at 102             Aa   $  4,011,360
      2,130,000     Niagara Falls Water Treatment System, Alternative
                         Minimum Tax, 8.500%, 11/01/07                                  No Opt. Call            Aaa      2,760,714
                    NORTH DAKOTA - 0.7%
        990,000     Mercer County Pollution Control (Basin Electric
                         Power Cooperative), 7.700%, 1/01/19                             1/96 at 103             A2      1,022,977
                    OHIO - 5.4%
      2,000,000     Akron, Bath, Copley Joint Township Hospital District
                         (Summa Health System), 6.250%, 11/15/07                        11/02 at 102              A      2,141,420
      4,500,000     Hamilton County, Hospital Facilities (Bethesda
                         Hospital), 6.250%, 1/01/06                                     No Opt. Call             A1      4,765,500
      1,000,000     Oxford Water Supply System Mortgage,
                         6.000%, 12/01/14                                               12/02 at 102            Aaa      1,048,510
                    PENNSYLVANIA - 1.6%
      1,930,000     Pennsylvania Higher Educational Facilities Authority,
                         7.625%, 7/01/15                                                No Opt. Call            Aaa      2,362,243
                    RHODE ISLAND - 3.0%
      1,040,000     Rhode Island Clean Water Protection Finance Agency,
                         7.700%, 10/01/03                                               No Opt. Call            Aaa      1,243,289
      3,000,000     Rhode Island Housing and Mortgage Finance
                         Corporation, Alternative Minimum Tax,
                         6.500%, 4/01/25                                                 4/02 at 102            AA+      3,120,180
                    SOUTH DAKOTA - 2.6%
      3,595,000     South Dakota Student Loan Assistance Corporation,
                         Alternative Minimum Tax, 7.400%, 8/01/99                       No Opt. Call              A      3,791,718
                    TENNESSEE - 0.7%
      1,000,000     Tennessee Housing Development Agency,
                         Homeownership Program, 6.400%, 7/01/06                          7/02 at 102             Aa      1,041,300
                    TEXAS - 6.0%
        640,000     Austin-Travis County Mental Health Centers,
                         6.500%, 3/01/15                                                 3/05 at 102            Aaa        685,645
      1,460,000     Galveston Property Finance Authority, Single Family
                         Mortgage, 8.500%, 9/01/11                                       9/01 at 103            N/R      1,618,089
      2,800,000     Grapevine Industrial Development Corporation
                         (American Airlines, Inc.), 9.250%, 12/01/12                    12/95 at 102           Baa3      2,868,124
      PRINCIPAL                                                                            OPT. CALL                        MARKET
         AMOUNT     DESCRIPTION                                                          PROVISIONS*      RATINGS**          VALUE
                    TEXAS (CONTINUED)
   $  1,215,000     Gulf Coast Center Mental Health and Mental
                         Retardation Center, 6.500%, 3/01/15                             3/05 at 102            Aaa   $  1,302,553
      1,400,000     Travis County Health Facilities Development
                         Corporation (Daughters of Charity Health System),
                         5.900%, 11/15/07                                               11/03 at 102             Aa      1,482,698
        880,000     Tri-County Mental Health and Retardation Center,
                         6.500%, 3/01/15                                                 3/05 at 102            Aaa        946,723
                    VIRGINIA - 1.5%
      2,000,000     Hampton Redevelopment and Housing Authority
                         (Chase Hampton II Apartments), 7.000%, 7/01/24
                         (Mandatory put 7/01/04)                                         7/02 at 104            N/R      2,163,180
                    WASHINGTON - 8.7%
                    Washington Public Power Supply System, Nuclear
                         Project No. 1:
      2,500,000          7.000%, 7/01/07                                                No Opt. Call             Aa      2,852,650
      3,000,000          7.000%, 7/01/08                                                No Opt. Call             Aa      3,419,370
      7,000,000     Washington Public Power Supply System, Nuclear
                         Project No. 3, 0.000%, 7/01/06                                 No Opt. Call             Aa      3,980,200
      1,255,000     Douglas County Public Utility District No. 1 (Wells
                         Hydroelectric), Alternative Minimum Tax,
                         7.700%, 9/01/08                                                 9/00 at 102             A+      1,404,860
      1,000,000     King County School District No. 414, General
                         Obligation, 9.000%, 12/01/00                                   No Opt. Call             Aa      1,208,290
   $135,900,844     Total Investments - (cost $136,798,757) - 98.4%                                                    145,391,767
   ============
                    TEMPORARY INVESTMENTS IN SHORT-TERM
                    MUNICIPAL SECURITIES - 0.2%
   $    300,000     Jasper County Pollution Control (Northern Indiana
   ============
                         Public Service), Variable Rate Demand Bonds,
                         3.800%, 4/01/19t                                                                    VMIG-1        300,000
                    Other Assets Less Liabilities - 1.4%                                                                 2,049,224
                    Net Assets - 100%                                                                                 $147,740,991
                                                                                                                      ============

                                                                                      NUMBER                 MARKET         MARKET
                                 STANDARD & POOR'S                       MOODY'S   OF ISSUES                  VALUE        PERCENT
  SUMMARY OF                                   AAA                           Aaa          18           $ 43,461,116            30%
  RATINGS**                           AA+, AA, AA-             Aa1, Aa, Aa2, Aa3          14             35,605,865            24
  PORTFOLIO OF                                  A+                            A1           6             11,403,226             8
  INVESTMENTS                                A, A-                     A, A2, A3           8             17,451,048            12
  (EXCLUDING                       BBB+, BBB, BBB-         Baa1, Baa, Baa2, Baa3           8             21,797,579            15
  TEMPORARY                              Non-rated                     Non-rated           6             15,672,933            11
  INVESTMENTS):
  TOTAL                                                                                   60           $145,391,767           100%

* Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
** Ratings: Using the higher of Standard & Poor's or Moody's rating.
N/R - Investment is not rated.
t The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.


See accompanying notes to financial statements.

STATEMENT OF NET ASSETS
(Unaudited)
ASSETS
Investments in municipal securities, at market
   value (note 1)                                                    $145,391,767
Temporary investments in short-term municipal
   securities, at amortized cost (note 1)                                 300,000
Cash                                                                        6,665
Interest receivable                                                     2,798,752
Other assets                                                               33,180
                                                                     ------------
     Total assets                                                     148,530,364
                                                                     ------------
LIABILITIES
Accrued expenses:
   Management fees (note 6)                                                59,898
   Other                                                                   61,757
Dividends payable                                                         667,718
                                                                     ------------
     Total liabilities                                                    789,373
                                                                     ------------
Net assets (note 7)                                                  $147,740,991
                                                                     ============
Shares outstanding                                                     12,365,146
                                                                     ============
Net asset value per share outstanding (net assets
   divided by shares outstanding)                                    $      11.95
                                                                     ============
See accompanying notes to financial statements.

STATEMENT OF OPERATIONS
Six months ended November 30, 1995
(Unaudited)
INVESTMENT INCOME
Tax-exempt interest income (note 1)                                   $4,422,670
                                                                      ----------
Expenses:
   Management fees (note 6)                                              361,550
   Shareholders' servicing agent fees and expenses                        12,739
   Custodian's fees and expenses                                          23,128
   Trustees' fees and expenses (note 6)                                    1,150
   Professional fees                                                       7,921
   Shareholders' reports--printing and mailing expenses                   28,250
   Stock exchange listing fees                                             9,754
   Investor relations expense                                              4,196
   Other expenses                                                          4,146
                                                                      ----------
     Total expenses                                                      452,834
                                                                      ----------
       Net investment income                                           3,969,836
                                                                      ----------
REALIZED AND UNREALIZED GAIN
FROM INVESTMENTS
Net realized gain from investment transactions (note 3)                  723,651
Net change in unrealized appreciation or depreciation
   of investments                                                      2,067,007
                                                                      ----------
       Net gain from investments                                       2,790,658
                                                                      ----------
Net increase in net assets from operations                            $6,760,494
                                                                      ==========
See accompanying notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
(Unaudited)
                                                                    6 months ended   Year ended
                                                                       11/30/95        5/31/95
OPERATIONS
Net investment income                                                $  3,969,836   $  7,862,011
Net realized gain from investment transactions                            723,651        204,387
Net change in unrealized appreciation or depreciation
   of investments                                                       2,067,007      4,606,003
                                                                     ------------   ------------
     Net increase in net assets from operations                         6,760,494     12,672,401
                                                                     ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS (note 1)
From undistributed net investment income                               (4,006,307)    (8,012,616)
From accumulated net realized gains from
   investment transactions                                                --            (198,988)
In excess of accumulated net realized gains from
   investment transactions                                                --             (75,518)
                                                                     ------------   ------------
     Decrease in net assets from distributions
       to shareholders                                                 (4,006,307)    (8,287,122)
                                                                     ------------   ------------
     Net increase in net assets                                         2,754,187      4,385,279
Net assets at beginning of period                                     144,986,804    140,601,525
                                                                     ------------   ------------
Net assets at end of period                                          $147,740,991   $144,986,804
                                                                     ============   ============
Balance of undistributed net investment income
   at end of period                                                  $    404,115   $    440,587
                                                                     ============   ============
See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
(Unaudited)
1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES
At November 30, 1995, the Fund covered in this report and its corresponding New York Stock Exchange symbol is Nuveen Select Maturities Municipal Fund
(NIM).

The Fund has invested in a diversified, investment-grade quality portfolio of municipal obligations with intermediate characteristics having an initial average effective maturity of approximately ten years. In originally assembling the portfolio, the Fund's investment adviser, Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, purchased municipal obligations having remaining effective maturities of no more than fifteen years, that in the opinion of the Fund's investment adviser, represent the best value in terms of the balance between yield and capital preservation currently available from the intermediate sector of the municipal market. The Adviser actively monitors the effective maturities of the Fund's investments in response to prevailing market conditions, and adjusts the portfolio consistent with the Fund's investment policy of maintaining an average effective remaining maturity for the portfolio of between eight and twelve years.

The Fund is registered under the Investment Company Act of 1940 as a closed-end, diversified management investment company.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with generally accepted accounting principles.

Securities Valuation
Portfolio securities for which market quotations are readily available are valued at the mean between the quoted bid and asked prices or the yield equivalent. Portfolio securities for which market quotations are not readily available are valued at fair value by consistent application of methods determined in good faith by the Trustees. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are traded and valued at amortized cost.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the transaction date. The securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to its purchase commitments. At November 30, 1995, there were no such purchase commitments in the Fund.

Interest Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Federal Income Taxes
The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies by distributing all of its net investment income, in addition to any significant amounts of net realized gains from investments, to shareholders. The Fund currently considers significant net realized gains as amounts in excess of $.001 per share. Furthermore, the Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Fund.

Dividends and Distributions to Shareholders
Net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts after month-end. Net realized gains from securities transactions are distributed to shareholders not less frequently than annually only to the extent they exceed available capital loss carryovers.

Distributions to shareholders of net investment income and net realized capital gains are recorded on the ex-dividend date. The amount and timing of such distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may result and will be classified as either distributions in excess of net investment income or distributions in excess of net realized capital gains, if applicable.

Derivative Financial Instruments
In October 1994, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 119 Disclosure about Derivative Financial Instruments and Fair Value of Financial Instruments which prescribes disclosure requirements for transactions in certain derivative financial instruments including futures, forward, swap, and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the six months ended November 30, 1995.

2. FUND SHARES
There were no share transactions during the six months ended November 30, 1995, or the year ended May 31, 1995.

3. SECURITIES TRANSACTIONS
Purchases and sales (including maturities) of investments in municipal securities and temporary municipal investments during the six months ended
November 30, 1995, were as follows:
PURCHASES
Investments in municipal securities                                   $20,588,290
Temporary municipal investments                                         8,900,000
SALES AND MATURITIES
Investments in municipal securities                                    20,064,195
Temporary municipal investments                                         9,300,000
                                                                      ===========
At November 30, 1995, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes.

4. Distributions to Shareholders
On December 1, 1995, the Fund declared a dividend distribution of $.0540 per share from its ordinary income and a capital gains distribution of $.0433 per share, both of which were paid December 29, 1995, to shareholders of record on December 15, 1995.

5. Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and gross unrealized depreciation of investments at November 30, 1995, were as follows:
Gross unrealized:
   Appreciation                                                       $8,601,501
   Depreciation                                                           (8,491)
                                                                      ----------
Net unrealized appreciation                                           $8,593,010
                                                                      ==========

6. Management Fees and Other Transactions with Affiliates
Under the Fund's investment management agreement with the Adviser, the Fund pays to the Adviser an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net asset value of the
Fund:
Average daily net asset value                        Management fee
For the first $125,000,000                              .5 of 1%
For the next $125,000,000                            .4875 of 1
For the next $250,000,000                             .475 of 1
For the next $500,000,000                            .4625 of 1
For the next $1,000,000,000                            .45 of 1
For net assets over $2,000,000,000                   .4375 of 1

The fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Fund pays no compensation directly to those Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Fund from the Adviser.

7. Composition of Net Assets
At November 30, 1995, net assets consisted of:
Common shares, $.01 par value per share                              $    123,651
Paid-in surplus                                                       137,972,082
Balance of undistributed net investment income                            404,115
Accumulated net realized gain (loss) from
   investment transactions                                                648,133
Net unrealized appreciation or depreciation
   of investments                                                       8,593,010
                                                                      -----------
     Net assets                                                      $147,740,991
                                                                     ============
Authorized shares                                                       Unlimited
                                                                     ============

8. Investment Composition
The Fund invests in municipal securities which include general obligation, escrowed and revenue bonds. At November 30, 1995, the revenue sources by municipal purpose for these investments, expressed as a percent of total investments, were as follows:
Revenue Bonds:
   Housing Facilities                                                     17%
   Electric Utilities                                                     14
   Health Care Facilities                                                 11
   Pollution Control Facilities                                           11
   Educational Facilities                                                  8
   Transportation                                                          8
   Lease Rental Facilities                                                 4
   Water/Sewer Facilities                                                  2
   Other                                                                   5
General Obligation Bonds                                                  15
Escrowed Bonds                                                             5
                                                                         ----
                                                                         100%
                                                                         ====
In addition, 27% of the long-term and intermediate-term investments owned by the Fund are backed by insurance issued by several private insurers or are backed by an escrow or trust containing U.S. Government or U.S. Government agency securities, either of which ensure the timely payment of principal and interest in the event of default. Such insurance or escrow, however, does not guarantee the market value of the municipal securities or the value of the
Fund's shares.

All of the temporary investments in short-term municipal securities have credit enhancements (letters of credit, guarantees or insurance) issued by third party domestic or foreign banks or other institutions.

For additional information regarding each investment security, refer to the Portfolio of Investments of the Fund.

FINANCIAL HIGHLIGHTS
(Unaudited)
Selected data for a share outstanding throughout each period is as follows:
                                                                  Operating performance
                               Net asset                    Net realized &    Dividends
                                   value            Net         unrealized     from net   Distributions
                               beginning     investment   gain (loss) from   investment        from net
                               of period         income        investments       income   capital gains
6 mos. ended
   11/30/95                      $11.730          $.321            $ .223       $(.324)       $   --
Year ended 5/31,
   1995                           11.370           .643              .387        (.648)        (.022)**
   1994                           11.710           .616             (.275)       (.646)        (.035)
9/18/92 to
   5/31/93                        11.300           .392              .455        (.322)           --


                                                                                Total
                                                             Per share     investment          Total
                               Organiza-      Net asset         market         return     return on
                                tion and      value end      value end      on market      net asset
                          offering costs      of period      of period         valuet         valuet
6 mos. ended
   11/30/95                      $   --         $11.950        $11.750          8.71%          4.72%
Year ended 5/31,
   1995                              --          11.730         11.125          7.67           9.51
   1994                              --          11.370         11.000         (1.90)          2.86
9/18/92 to
   5/31/93                        (.115)         11.710         11.875          1.74           6.54

                                                             Ratios/Supplemental data
                                                              Ratio of
                                                                   net
                              Net assets       Ratio of     investment
                                  end of       expenses         income      Portfolio
                              period (in     to average    to average        turnover
                              thousands)     net assets     net assets           rate
6 mos. ended
   11/30/95                     $147,741          .62%*         5.45%*            14%
Year ended 5/31,
   1995                          144,987          .65           5.64              38
   1994                          140,602          .72           5.26              11
9/18/92 to
   5/31/93                        91,599          .75*          5.11*             25

* Annualized.
** The amount shown reflects a distribution in excess of net realized gains from investment transactions of $.006 per share.
t Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share.

Your investment partner
Photo of John Nuveen
For nearly 100 years, Nuveen has earned its reputation as a tax-free income specialist by focusing on municipal bonds.

Since 1898, John Nuveen & Co. Incorporated has worked to bring together the various articipants in the municipal bond industry and build strong partnerships that benefit all concerned. Investors, financial advisers, municipal officials, investment bankers--Nuveen believes that forging relationships with these groups based on trust and value is the key to successful investing.
  As the oldest and largest municipal bond specialist in the United States, Nuveen's investment bankers work with issuers to understand and meet their needs in structuring and selling their bond issues.
  Nuveen also works closely with financial advisers around the country, including brokerage firms, banks, insurance companies, and independent financial planners, to bring the benefits of tax-free investing to you. These advisers are experts at identifying your needs and recommending the best solutions for your situation. Together we make a powerful team, helping you create a successful investment plan that meets your needs today and in the future.

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, Illinois 60606-1286

ETF1-JAN 96